Commitments - Schedule of Future Minimum Non-Cancelable Lease Payments, Net of Sublease Rental Income (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2019	$ 1,432
2020	1,639
2021	1,969
2022	2,038
Thereafter	8,687
Total minimum lease payments	$ 15,765